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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2001

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                         Intermedia Communications Inc.
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                  0-20135                     59-2913586
      (State or Other          (Commission File              (IRS Employer
      Jurisdiction of              Number)               Identification Number)
      Incorporation)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 829-0011


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Item 5.  Other Events

     On November 14, 2001, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., filed an Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 Quarterly Report on Form 10-Q of Digex, Incorporated for the quarter ended September 30, 2001 (as filed with the United States Securities and Exchange Commission on November 14, 2001).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMEDIA COMMUNICATIONS INC.



                                        By: /s/ JEANNE M. WALTERS
                                            ------------------------------------
                                            Jeanne M. Walters
                                            Vice President, Controller and
                                            Chief Accounting Officer

Dated: November 15, 2001

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1 Quarterly Report on Form 10-Q of Digex, Incorporated, for the quarter ended September 30, 2001 (as filed with the Untied States Securities and Exhange Commission on November 14, 2001).